Q4 and FY2025 Earnings Report February 26, 2026 | Nasdaq: COLL Healthier people. Stronger communities.

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2026 financial guidance, including projected product revenues, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products; the size of the markets for our products, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenues, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We believe the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year-over-year basis and manage our budgeting and forecasting. In addition, certain non-GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non-sales force employees, including senior management. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude stock-based compensation expense from adjusted EBITDA although: (i) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; and (ii) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements and contingencies that are subject to recovery from adjusted EBITDA, as well as any applicable income items, credit adjustments, or recoveries due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, legal defense expenses for specific acquired claims that relate to acts that occurred prior to our acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; • we exclude executive transition expenses from adjusted EBITDA as the amount and/or frequency of these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA and adjusted operating expenses to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2026 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S- K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors.

Business Update Vikram Karnani President & Chief Executive Officer

4 Building a Leading, Diversified Biopharmaceutical Company 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 26, 2026. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. Healthier people. Stronger communities. 2025 RECAP $461M 2025 Adjusted EBITDA1,2 $781M 2025 Product Sales1 2 Current focus areas: ADHD & Pain BY THE NUMBERS  Drove significant growth for Jornay PM  Maximized the durability of the Pain Portfolio  Strategically deployed capital  Demonstrated our commitment to ‘Doing Good as We Do Well’

Recent Business Highlights1 1. Unless otherwise noted, this financial data was provided by Collegium in its press release on Form 8-K and Annual Report on Form 10-K filed with the SEC on February 26, 2026. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 3. Net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its press release on Form 8-K and Annual Report on Form 10-K filed with the SEC on February 26, 2026. Accelerated Commercial Momentum +48% YoY growth in 2025 net revenue +6% YoY growth in 2025 net revenues Pain Portfolio Strategically Deployed Capital and Strengthened Balance Sheet Generated $329M in cash flows from operations in 2025; $387M in cash, cash equivalents, and marketable securities at end of 2025, up $224M from end of 2024 <1x net debt to adjusted EBITDA at end of 20252,3 $980M syndicated credit facility that improves debt terms and provides flexibility for potential business development opportunities $25M in share repurchases conducted in 2025 5 Achieved Top-and Bottom-line Growth Product Revenues, Net $631M 2024 $781M 2025 $401M 2024 $461M 2025 +24% +15% Adjusted EBITDA2

Drive further growth for Jornay PM 6 Strategic Priorities to Drive Value Creation  Grows revenue  Extends longevity  Increases profitability  Generates robust cash flows  Diversifies portfolio  Strengthens balance sheet VALUE CREATION 2026 Strategic Priorities Maximize the durability of the Pain Portfolio Strategically deploy capital • Business development • Debt repayment • Share repurchases

Collegium’s Vision for the Next Phase of Growth 7 Time O pp or tu ni ty FUTURE FURTHER EXPANSION Product diversification and capital deployment NEUROPSYCHIATRY and PEDIATRICS PAIN PORTFOLIO FUTURE

Commercial Update Scott Dreyer Executive Vice President & Chief Commercial Officer

Product Differentiation and Strong Brand Fundamentals Drive Utilization1 91. ATU (Awareness, Trial, & Usage) Market Research Study, completed Q2 2025. Strong Intent to Increase PrescribingJornay PM Considered Highly Differentiated #1 highest rated branded ADHD medicine in terms of product differentiation >60% of surveyed HCPs plan to increase prescribing (highest among all other branded ADHD medicines) >70% of patients/caregivers who request Jornay PM from their physician, receive it

Q4'24 Q4'25Q4'24 Q4'25 Fastest Growing Stimulant for Treatment of ADHD 10 STRONG AND GROWING PRESCRIBER BASE2 GROWTH IN QUARTERLY PRESCRIPTIONS1 MARKET SHARE IN BRANDED LONG-ACTING METHYLPHENIDATE MARKET1 Q4'24 Q4'25 +16% +21% GROWTH IN AVERAGE WEEKLY PRESCRIPTIONS DURING “BACK-TO- SCHOOL” SEASON1 July '25 December '25 +20% 177K 206K 24K 29K 19% 26% 14K 17K +6.5 Percentage Points 1. IQVIA NPA through December 2025. 2. IQVIA Xponent through December 2025; approximate quarterly prescriber counts.

Investing in Jornay PM to Drive Additional Momentum 11 1. Increase awareness and adoption with expanded set of prescribers 2. Raise caregiver and patient awareness to drive HCP request 3. Increase depth of prescribing with targeted physicians 4. Maintain broad patient access $149M $190 – 200M 2025 2026E JORNAY PM 2026 REVENUE EXPECTATIONS1 COMMERCIAL PRIORITIES FOCUSED ON GROWTH +31% 1. This financial data is calculated based on data provided by Collegium in its press release on Form 8-K filed with the SEC on February 26, 2026. The estimated year-over-year change represents the mid-point of the 2026 financial guidance range compared to 2025 financial results.

12 Well Positioned to Maximize Durability of Responsible Pain Management Portfolio 1. This financial data was provided by Collegium in its press release on Form 8-K and Annual Report on Form 10-K filed with the SEC on February 26, 2026. 2. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. #1 highest rated branded ER opioid in terms of product differentiation and favorability 74% of surveyed target HCPs plan to increase prescribing STRONG BRAND FUNDAMENTALS2 #1 highest rated ER oxycodone in terms of product differentiation and favorability 48% of surveyed target HCPs plan to increase prescribing SUCCESSFUL COMMERCIAL EXECUTION OF STRATEGY1 $48.6M Q4’25 revenue $59.1M Q4’25 revenue

Financial Highlights Colleen Tupper Executive Vice President & Chief Financial Officer

Q4 and FY2025 Financial Highlights1 14 1. This financial data was provided by Collegium in its press release on Form 8-K and Annual Report on Form 10-K filed with the SEC on February 26, 2026. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. $631M $781M 2024 2025 Record Product Revenues, Net $182M $205M Q4'24 Q4'25 +13% +24% Adjusted Operating Expenses2 $151M $237M 2024 2025 $51M $58M Q4'24 Q4'25 +13% +58% Record Adjusted EBITDA2 $401M $461M 2024 2025 $108M $127M Q4'24 Q4'25 +18% +15% QUARTERLY FULL-YEAR

2026 Guidance Range2 YoY Change3 Product Revenues, Net $805 – 825M +4% Jornay PM Revenue, Net $190 – 200M +31% Adjusted EBITDA1 $455 – 475M +1% 2026 Financial Guidance 15 1. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2. This financial data was provided by Collegium in its press release on Form 8-K filed with the SEC on February 26, 2026. 3. This financial data is calculated based on data provided by Collegium in its press release on Form 8-K filed with the SEC on February 26, 2026. The estimated year-over-year change represents the mid-point of 2026 financial guidance ranges compared to 2025 financial results.

Disciplined Capital Deployment 16 1. Adjusted EBITDA is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. Net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its press release on Form 8-K and Annual Report on Form 10-K filed with the SEC on February 26, 2026. 2. This financial data was provided by Collegium in its Annual Reports on Form 10-K filed with the SEC on February 22, 2024, February 27, 2025, and February 26, 2026. EXPAND PORTFOLIO THROUGH BUSINESS DEVELOPMENT • Acquisition of Ironshore added lead growth driver, Jornay PM, new sales force in neuropsychiatry & pediatrics, and new platform for growth in ADHD • Further expand and diversify portfolio through business development OPPORTUNISTICALLY LEVERAGE SHARE REPURCHASE PROGRAM2 • $25M in share repurchases conducted in 2025 • Returned $222M of value to shareholders since 2021 • $150M share repurchase program authorized by Board through December 2026 DISCIPLINED DEBT MANAGEMENT • <1x net debt to adjusted EBITDA at end of 20251 • Successfully closed $980M syndicated credit facility, improving interest rate and debt terms, providing flexibility for potential business development opportunities

Disciplined Business Development Approach TARGET THERAPEUTIC AREAS • Neuropsychiatry and pediatrics • Other specialty conditions (case-by-case) • Rare diseases (case-by-case) Guiding Framework for Near-term BD Efforts ADDITIONAL FEATURES While maintaining robust cash generation and financial strength 17 • Commercial or near-commercial • Cost efficient sales and marketing requirements • LOE into 2030’s and beyond

Closing Remarks Vikram Karnani President & Chief Executive Officer

Creating Value for Shareholders 19 19 2026 STRATEGIC PRIORITIES VALUE CREATION 1. Drive significant growth for Jornay PM 2. Maximize the durability of the Pain Portfolio 3. Strategically deploy capital • Business Development • Debt repayment • Share repurchases Grow Revenues Extend longevity Increase profitability Generate robust cash flows Diversify portfolio Strengthen balance sheet

20 Healthier people. Stronger communities. Building a leading, diversified biopharmaceutical company committed to improving the lives of people living with serious medical conditions.

Non-GAAP Reconciliations

Reconciliation of GAAP Net Income to Adjusted EBITDA (in thousands, unaudited) 22 GAAP net income $ 16,963 $ 12,536 $ 62,870 $ 69,190 Adjustments: Interest expense 19,292 22,654 82,312 73,974 Interest income (3,565) (1,812) (11,289) (13,976) Loss on extinguishment of debt 15,994 — 15,994 11,329 Provision for income taxes 12,073 4,733 29,749 29,378 Depreciation 923 1,041 4,182 3,856 Amortization 55,473 55,471 221,892 165,304 Stock-based compensation 9,753 7,596 41,906 32,400 Litigation settlements and contingencies — — 3,058 — Recognition of step-up basis in inventory — 3,968 5,431 5,269 Executive transition expense — — 1,397 3,051 Acquisition related expenses 399 4,443 4,175 24,329 Gain on fair value remeasurement of contingent consideration (19) (2,914) (1,182) (2,914) Total adjustments $ 110,323 $ 95,180 $ 397,625 $ 332,000 Adjusted EBITDA $ 127,286 $ 107,716 $ 460,495 $ 401,190 Three Months Ended December 31, 2025 Years Ended December 31, 2025 20242024

Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands, unaudited) 23 GAAP operating expenses $ 67,621 $ 60,177 $ 283,621 $ 207,449 Adjustments: Stock-based compensation 9,753 7,596 41,906 32,400 Executive transition expense — — 1,397 3,051 Acquisition related expenses 399 4,443 4,175 24,329 Gain on fair value remeasurement of contingent consideration (19) (2,914) (1,182) (2,914) Total adjustments $ 10,133 $ 9,125 $ 46,296 $ 56,866 Adjusted operating expenses $ 57,488 $ 51,052 $ 237,325 $ 150,583 Three Months Ended December 31, 2025 Years Ended December 31, 20242025 2024

Reconciliation of GAAP Net Income to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts, unaudited) 24 1. The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended December 31, 2025 and 2024 were 25.5% and 25.3%, respectively; and the blended federal and state statutory rate for the years ended December 31, 2025 and 2024 were 24.8% and 26.5%, respectively. As such, the non-GAAP effective tax rates for the three months ended December 31, 2025 and 2024 were 23.6% and 23.5%, respectively; and the non-GAAP effective tax rates for the years ended December 31, 2025 and 2024 were 24.0% and 25.3%, respectively. 2. Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense is added-back to non-GAAP adjusted net income. For the three and twelve months ended December 31, 2025 and 2024, adjusted weighted-average shares – diluted includes 6,606,305 shares attributable to our convertible notes. In addition, adjusted earnings per share includes other potentially dilutive securities to the extent that they are not antidilutive. GAAP net income $ 16,963 $ 12,536 $ 62,870 $ 69,190 Adjustments: Non-cash interest expense 1,276 4,664 5,341 9,729 Loss on extinguishment of debt 15,994 — 15,994 11,329 Amortization 55,473 55,471 221,892 165,304 Stock-based compensation 9,753 7,596 41,906 32,400 Litigation settlements and contingencies — — 3,058 — Recognition of step-up basis in inventory — 3,968 5,431 5,269 Executive transition expense — — 1,397 3,051 Acquisition related expenses 399 4,443 4,175 24,329 Gain on fair value remeasurement of contingent consideration (19) (2,914) (1,182) (2,914) Income tax effect of above adjustments (1) (19,538) (17,245) (71,599) (62,880) Total adjustments $ 63,338 $ 55,983 $ 226,413 $ 185,617 Non-GAAP adjusted net income $ 80,301 $ 68,519 $ 289,283 $ 254,807 Adjusted weighted-average shares — diluted (1) 40,076,457 40,109,649 39,701,693 40,424,180 Adjusted earnings per share (2) $ 2.04 $ 1.77 $ 7.42 $ 6.45 Three Months Ended December 31, 2025 Years Ended December 31, 2025 20242024